LEASES	12 Months Ended
Dec. 31, 2025
LEASES
LEASES

8. LEASES

The Group leases co-location space at data center facilities and, to a lesser extent, corporate offices, all of which are operating leases. The Group’s leases have remaining lease terms of 1 to 10 years, some of which include options to terminate the leases within 1 year. Certain lease contracts include extension options, however, these options were not included in the initial measurement of the lease term or lease liability because the Group is not reasonably certain to exercise them.

The components of lease cost were as follows:

	2023	2024	2025
Operating lease cost	6.7	9.6	73.6
Short-term lease cost	3.9	1.6	1.7
Lease cost, net	10.6	11.2	75.3

Supplemental balance sheet information related to the Group’s operating leases was as follows:

	2024	2025
Operating leases
Operating lease right-of-use assets	44.8	918.8
Operating lease liabilities – current (Note 4)	13.1	84.9
Operating lease liabilities – non-current	30.3	760.5
Total operating lease liabilities	43.4	845.4

Maturities of lease liabilities as of December 31, 2025 were as follows:

Operating
Leases
Year ended December 31,
2026	135.8
2027	124.3
2028	120.1
2029	125.7
2030	123.6
Thereafter	482.0
Total lease payments	1,111.5
Less imputed interest	(266.1)
Total	845.4

Information about weighted-average remaining lease term and weighted-average discount rate is presented below:

	Weighted average remaining lease term, years		Weighted average discount rate, %
	December 31, 2024	December 31, 2025	December 31, 2024	December 31, 2025
Operating leases	4.2	8.6	4.0%	6.3%

As of December 31, 2025, the Group executed additional lease agreements, primarily for data centers, that had not yet commenced. The aggregate amount of estimated future undiscounted lease payments associated with such leases is $9,759.6 and the Group has already made a prepayment of $271.0 as of December 31, 2025. These leases will commence between 2026 and 2027 with estimated lease terms up to eleven years.